SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : June 25, 2001


      STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-16               74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-8A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of May 1, 2001 among Structured Asset Securities Corporation, as depositor, Washington Mutual Mortgage Securities Corp. and Aurora Loan Services Inc., as master servicers, Bank One, N.A., as Trustee, and The Chase Manhattan Bank, as Securities Adaministrator. On June 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on June 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date:  August 9, 2001            By:   /s/ Karen Schluter
                                 Trust Officer

INDEX TO EXHIBITS


      Exhibi
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on June 25, 2001



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                               Ending
                Face       Principal                                                    Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest       Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1     109,713,000.00    109,713,000.00  4,643,373.27     731,420.00   5,374,793.27       0.00      0.00         105,069,626.73
IA2         509,351.00        509,351.00     22,081.56           0.00      22,081.56       0.00      0.00             487,269.44
IIA1     51,424,000.00     51,424,000.00  3,693,285.78     194,554.13   3,887,839.91       0.00      0.00          47,730,714.22
IIA4        958,956.00        958,956.00     80,618.59           0.00      80,618.59       0.00      0.00             878,337.41
IIIA1    46,757,000.00     46,757,000.00  3,277,711.83     180,793.73   3,458,505.56       0.00      0.00          43,479,288.17
IIIA4       437,202.00        437,202.00     38,812.56           0.00      38,812.56       0.00      0.00             398,389.44
IVA1    263,356,000.00    263,356,000.00  5,508,613.11   1,437,901.81   6,946,514.92       0.00      0.00         257,847,386.89
B1I       4,158,000.00      4,158,000.00      2,565.27      24,255.00      26,820.27       0.00      0.00           4,155,434.73
B2I       1,202,000.00      1,202,000.00        741.57       8,013.33       8,754.90       0.00      0.00           1,201,258.43
B3I         655,000.00        655,000.00        404.10       4,366.67       4,770.77       0.00      0.00             654,595.90
B4I         545,000.00        545,000.00        336.24       3,633.33       3,969.57       0.00      0.00             544,663.76
B5I         218,000.00        218,000.00        134.49       1,453.33       1,587.82       0.00      0.00             217,865.51
B6I         337,609.00        337,609.00        208.03       2,250.73       2,458.76       0.00      0.00             337,400.97
B1II      3,402,000.00      3,402,000.00      1,068.17      19,425.14      20,493.31       0.00      0.00           3,400,931.83
B2II      1,361,000.00      1,361,000.00        444.65       7,771.20       8,215.85       0.00      0.00           1,360,555.35
B3II      1,361,000.00      1,361,000.00        427.33       7,771.20       8,198.53       0.00      0.00           1,360,572.67
B4II      1,361,000.00      1,361,000.00        427.33       7,771.20       8,198.53       0.00      0.00           1,360,572.67
B5II        680,000.00        680,000.00        213.51       3,882.74       4,096.25       0.00      0.00             679,786.49
B6II        682,209.00        682,209.00        214.00       3,895.36       4,109.36       0.00      0.00             681,995.00
R1              100.00            100.00        100.00           0.67         100.67       0.00      0.00                   0.00
R2              100.00            100.00        100.00           0.57         100.57       0.00      0.00                   0.00
IIA2      1,000,000.00      1,000,000.00     71,820.27       3,783.33      75,603.60       0.00      0.00             928,179.73
IIIA2     1,000,000.00      1,000,000.00     70,100.99       3,866.67      73,967.66       0.00      0.00             929,899.01
IA3       8,249,113.00      8,249,113.00          0.00      54,994.09      54,994.09       0.00      0.00           7,889,183.00
IIA3     52,424,000.00     52,424,000.00          0.00     151,155.87     151,155.87       0.00      0.00          48,658,893.94
IIA5      1,449,756.00      1,449,756.00          0.00       9,665.04       9,665.04       0.00      0.00           1,374,709.89
IIIA3    47,757,000.00     47,757,000.00          0.00     133,719.60     133,719.60       0.00      0.00          44,409,187.19
IIIA5     1,777,463.00      1,777,463.00          0.00      11,849.75      11,849.75       0.00      0.00           1,668,589.76
IVA2    263,356,000.00    263,356,000.00          0.00      65,839.00      65,839.00       0.00      0.00         257,847,386.89
B1IX      4,158,000.00      4,158,000.00          0.00       3,465.00       3,465.00       0.00      0.00           4,155,434.73
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                    Beginning                                                        Ending              Class        Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                             Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358RBS5   1,000.00000000     42.32290859   6.66666667     48.98957526   957.67709141            IA1         8.000000 %
IA2      86358RBT3   1,000.00000000     43.35234445   0.00000000     43.35234445   956.64765555            IA2         0.000000 %
IIA1     86358RBV8   1,000.00000000     71.82027419   3.78333327     75.60360746   928.17972581            IIA1        4.540000 %
IIA4     86358RBX4   1,000.00000000     84.06912309   0.00000000     84.06912309   915.93087691            IIA4        0.000000 %
IIIA1    86358RBZ9   1,000.00000000     70.10098659   3.86666660     73.96765319   929.89901341           IIIA1        4.640000 %
IIIA4    86358RCB1   1,000.00000000     88.77489124   0.00000000     88.77489124   911.22510876           IIIA4        0.000000 %
IVA1     86358RCD7   1,000.00000000     20.91698351   5.45991665     26.37690017   979.08301649            IVA1        6.551900 %
B1I      86358RCF2   1,000.00000000      0.61694805   5.83333333      6.45028139   999.38305195            B1I         7.000000 %
B2I      86358RCG0   1,000.00000000      0.61694676   6.66666389      7.28361065   999.38305324            B2I         8.000000 %
B3I      86358RCH8   1,000.00000000      0.61694656   6.66667176      7.28361832   999.38305344            B3I         8.000000 %
B4I      N/A         1,000.00000000      0.61695413   6.66666055      7.28361468   999.38304587            B4I         8.000000 %
B5I      N/A         1,000.00000000      0.61692661   6.66665138      7.28357798   999.38307339            B5I         8.000000 %
B6I      N/A         1,000.00000000      0.61618618   6.66667654      7.28286272   999.38381382            B6I         8.000000 %
B1II     86358RCJ4   1,000.00000000      0.31398295   5.70991770      6.02390065   999.68601705            B1II        6.851900 %
B2II     86358RCK1   1,000.00000000      0.32670830   5.70991918      6.03662748   999.67329170            B2II        6.851900 %
B3II     86358RCL9   1,000.00000000      0.31398237   5.70991918      6.02390154   999.68601763            B3II        6.851900 %
B4II     N/A         1,000.00000000      0.31398237   5.70991918      6.02390154   999.68601763            B4II        6.851900 %
B5II     N/A         1,000.00000000      0.31398529   5.70991176      6.02389706   999.68601471            B5II        6.851900 %
B6II     N/A         1,000.00000000      0.31368686   5.70992174      6.02360860   999.68631314            B6II        6.851900 %
R1       86358RCM7   1,000.00000000  1,000.00000000   6.70000000  1,006.70000000     0.00000000             R1         8.000000 %
R2       86358RCN5   1,000.00000000  1,000.00000000   5.70000000  1,005.70000000     0.00000000             R2         6.851900 %
IIA2     N/A         1,000.00000000     71.82027000   3.78333000     75.60360000   928.17973000            IIA2        4.540000 %
IIIA2    N/A         1,000.00000000     70.10099000   3.86667000     73.96766000   929.89901000           IIIA2        4.640000 %
TOTALS               1,000.00000000     35.45743378   5.38935103     40.84678481   964.54256622
---------------------------------------------------------------------------------------------------    ---------------------------
IA3      86358RBU0   1,000.00000000      0.00000000   6.66666707      6.66666707   956.36743005            IA3         8.000000 %
IIA3     86358RBW6   1,000.00000000      0.00000000   2.88333340      2.88333340   928.17972570            IIA3        3.460000 %
IIA5     86358RBY2   1,000.00000000      0.00000000   6.66666667      6.66666667   948.23535133            IIA5        8.000000 %
IIIA3    86358RCA3   1,000.00000000      0.00000000   2.80000000      2.80000000   929.89901355           IIIA3        3.360000 %
IIIA5    86358RCC9   1,000.00000000      0.00000000   6.66666479      6.66666479   938.74795706           IIIA5        8.000000 %
IVA2     86358RCE5   1,000.00000000      0.00000000   0.25000000      0.25000000   979.08301649            IVA2        0.300000 %
B1IX     86358RCX3   1,000.00000000      0.00000000   0.83333333      0.83333333   999.38305195            B1IX        1.000000 %
-------------------------------------------------------------------------------------------------------------   -------------------

                                       -7-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2001


               Scheduled Principal Amounts                                                       219,354.74
                        Group 1 Scheduled Principal Amounts                                       70,390.54
                        Group 2 Scheduled Principal Amounts                                       33,160.89
                        Group 3 Scheduled Principal Amounts                                       30,336.47
                        Group 4 Scheduled Principal Amounts                                       85,466.84

               Unscheduled Principal Amounts                                                  11,768,406.91
                        Group 1 Unscheduled Principal Amounts                                  4,597,462.05
                        Group 2 Unscheduled Principal Amounts                                  3,813,660.81
                        Group 3 Unscheduled Principal Amounts                                  3,357,284.05
                        Group 4 Unscheduled Principal Amounts                                  5,426,024.13

               Aggregate  Advances                                                                     0.00
                       Group 1  Aggregate  Advances                                                    0.00
                       Group 2 Aggregate  Advances                                                     0.00
                       Group 3 Aggregate  Advances                                                     0.00
                       Group 4 Aggregate  Advances                                                     0.00

               Ending Principal Balance                                                      473,704,724.78
                       Group 1 Ending Principal Balance                                      109,256,785.48
                       Group 2 Ending Principal Balance                                       51,329,804.65
                       Group 3 Ending Principal Balance                                       46,426,316.68
                       Group 4 Ending Principal Balance                                      266,691,817.97

               Current Period Realized Losses                                                          0.00
                       Group 1 Current Period Realized Losses                                          0.00
                       Group 2 Current Period Realized Losses                                          0.00
                       Group 3 Current Period Realized Losses                                          0.00
                       Group 4 Current Period Realized Losses                                          0.00

               Bankruptcy Losses                                                                       0.00
                       Group 1 Bankruptcy Losses                                                       0.00
                       Group 2 Bankruptcy Losses                                                       0.00
                       Group 3 Bankruptcy Losses                                                       0.00
                       Group 4 Bankruptcy Losses                                                       0.00

               Fraud Losses                                                                            0.00
                       Group 1 Fraud Losses                                                            0.00
                       Group 2 Fraud Losses                                                            0.00
                       Group 3 Fraud Losses                                                            0.00
                       Group 4 Fraud Losses                                                            0.00

               Special Hazard Losses                                                                   0.00
                       Group 1 Special Hazard Losses                                                   0.00
                       Group 2 Special Hazard Losses                                                   0.00
                       Group 3 Special Hazard Losses                                                   0.00
                       Group 4 Special Hazard Losses                                                   0.00

               Group 1,2,3 Bankruptcy Loss Amount                                                131,326.00
               Group 4 Bankruptcy Loss Amount                                                    100,000.00

               Group 1,2,3 Fraud Loss Amount                                                   2,189,153.00
               Group 4 Fraud Loss Amount                                                       2,722,034.00

               Group 1,2,3,4 Special Hazard Loss Amount                                       10,302,057.00

               Servicing Fees                                                                    200,838.06

               Sub-Servicing Fees (includes Retained Interest)                                    13,005.59

               Trustee Fees                                                                        1,432.43





                                      -8-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2001


Sec. 4.03(ix)  Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

               Group 1
               Category              Number          Principal Balance            Percentage
               1 Month                    2               367,940.82                  0.34 %
               2 Month                    0                     0.00                  0.00 %
               3 Month                    0                     0.00                  0.00 %
               Total                      2               367,940.82                  0.34 %

                Group 2
               Category              Number          Principal Balance            Percentage
               1 Month                    0                     0.00                  0.00 %
               2 Month                    0                     0.00                  0.00 %
               3 Month                    0                     0.00                  0.00 %
               Total                      0                     0.00                  0.00 %

                Group 3
               Category              Number          Principal Balance            Percentage
               1 Month                    2               380,957.51                  0.82 %
               2 Month                    0                     0.00                  0.00 %
               3 Month                    0                     0.00                  0.00 %
               Total                      2               380,957.51                  0.82 %


                Group 4
               Category              Number          Principal Balance            Percentage
               1 Month                    2             1,112,899.95                  0.42 %
               2 Month                    0                     0.00                  0.00 %
               3 Month                    0                     0.00                  0.00 %
               Total                      2             1,112,899.95                  0.42 %

               Group Totals
               Category              Number          Principal Balance            Percentage
               1 Month                    6             1,861,798.28                  0.44 %
               2 Month                    0                     0.00                  0.00 %
               3 Month                    0                     0.00                  0.00 %
                Total                     6             1,861,798.28                  0.44 %


               Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                       Group 1
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 2
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 4
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %









                                      -9-

             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2001


Sec. 4.03(x)   Number and Aggregate Principal Amounts of REO Loans


                       Group 1
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 2
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 3
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                       Group 4
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %

                      Group Totals
                       Number              Principal Balance          Percentage
                             0                    0.00                  0.00 %


               Aggregate Outstanding Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfall                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00










                                      -10-




             STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-8A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2001

Sec. 4.03(viv  Aggregate Outstanding Prepayment Interest Shortfalls
                      Class ia1 shortfall                                        0.00
                      Class ia3 shortfall                                        0.00

                      Class iia1 shortfall                                       0.00
                      Class iia2 shortfall                                       0.00
                      Class iia3 shortfall                                       0.00
                      Class iia5 shortfall                                       0.00

                      Class iiia1 shortfall                                      0.00
                      Class iiia2 shortfall                                      0.00
                      Class iiia3 shortfall                                      0.00
                      Class iiia5 shortfall                                      0.00

                      Class iva1 shortfall                                       0.00
                      Class iva2 shortfall                                       0.00

                      Class b1i shortfall                                        0.00
                      Class b1ix shortfall                                       0.00
                      Class b2i shortfall                                        0.00
                      Class b3i shortfall                                        0.00
                      Class b4i shortfall                                        0.00
                      Class b5i shortfall                                        0.00
                      Class b6i shortfall                                        0.00
                      Class r1 shortfall                                         0.00

                      Class b1ii shortfall                                       0.00
                      Class b2ii shortfall                                       0.00
                      Class b3ii shortfall                                       0.00
                      Class b4ii shortfall                                       0.00
                      Class b5ii shortfall                                       0.00
                      Class b6ii shortfall                                       0.00
                      Class r2 shortfall                                         0.00


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                   THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------


